BERMUDA

THE EXEMPTED UNDERTAKINGS TAX PROTECTION ACT, 1966

ASSURANCE

BY VIRTUE of the powers conferred upon him by section 2 of the above Act, the Minister of Finance on the application made by the undertaking below mentioned hereby grants to that Undertaking an assurance that, in the event of there being enacted in these Islands any legislation imposing tax computed on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any such tax shall not be applicable to

WANG INSURANCE SERVICE, LTD.

(herein referred to as "the Undertaking") or to any of its operations or the shares, debentures or other obligations of the said Undertaking:

PROVIDED THAT this assurance shall not be construed so as to

(i) prevent the application of any such tax or duty to such persons as are ordinarily resident in these Islands;

(ii) prevent the application of any tax payable in accordance with the provisions of the Land Tax Act, 1967 or otherwise payable in relation to the land leased to let to the said Undertaking.

THIS ASSURANCE shall be of effect until the twenty-eighth day of March, 2016.

Given under my hand this 18th day of August 19 87.

Minister of Finance

BERMUDA

THE EXEMPTED UNDERTAKINGS TAX PROTECTION ACT, 1966

ASSURANCE

BY VIRTUE of the powers conferred upon him by section 2 of the above Act, the Minister of Finance on the application made by the undertaking below mentioned hereby grants to that Undertaking an assurance that, in the event of there being enacted in these Islands any legislation imposing tax computed on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any such tax shall not be applicable to

WANG INSURANCE SERVICE, LTD.

(herein referred to as "the Undertaking") or to any of its operations or the shares, debentures or other obligations of the said Undertaking:

PROVIDED THAT this assurance shall not be construed so as to

(i) prevent the application of any such tax or duty to such persons as are ordinarily resident in these Islands;

(ii) prevent the application of any tax payable in accordance with the provisions of the Land Tax Act, 1967 or otherwise payable in relation to the land leased to let to the said Undertaking.

THIS ASSURANCE shall be of effect until the twenty-eight day of March, 2006.

Given under my hand this 31st day of August 1982.

[signature]

Acting Minister of Finance

A.H.

Bermuda Monetary Authority
Hamilton 5-24
Bermuda
Telephone: (809-29) 5-5278
Telex: 3567 BEEMA BA
Cable: Monetary Bermuda

9th July, 1982

Messrs. Conyers, Dill & Pearman,
Bank of Bermuda Building,
Front Street,
HAMILTON 5.

Dear Sirs,

Re: Wang Insurance Service, Ltd.

With reference to your recent application to the Minister of Finance, I write to inform you that;

(i) on condition that payment of the subscription monies is made in foreign currency, permission under the Exchange Control Act, 1972 is given for shares in the above-named company to be issued in the amounts and to the persons or companies, etc. stated in paragraphs 4. & 5. of the application Form C1 dated the 7th July, 1982.

(ii) the company is regarded as non-resident of Bermuda for exchange control purposes; the company's bankers in Bermuda are being advised accordingly.

As a "non-resident" company,

(a) foreign currency accounts (all currencies other than Bermuda dollars) with banks in or outside Bermuda may be opened and maintained without reference to this Control: balances on such accounts are freely convertible into other foreign currencies;

(b) External Bermuda Dollar Accounts with banks in Bermuda may be opened and maintained provided that balances thereon are limited to those necessary to meet day-to-day local expenses: in this connection it should be noted

that banks in Bermuda are not authorised to pay interest on balances on such Accounts, nor may such Accounts be overdrawn without specific Exchange Control approval;

(c) Resident Bermuda Dollar Accounts may not be opened in the name of the company.

The terms of sub-paragraphs (a) to (c) above also apply to non-Bermudian employees employed in Bermuda by the company.

In addition,

(1) Permission under the Exchange Control Act, 1972 is required for all issues and transfers of securities in the above named company, except where securities are:

(a) listed on a recognised security market;

(b) being transferred out of the name of a beneficial owner, into the name of the nominee for the beneficial owner; or

(c) being transferred between nominees, provided that the beneficial owner remains the same.

(2) Subject to the terms of paragraph (1) above, addresses within or outside Bermuda may be recorded on share registers for shareholders and dividends paid in any foreign currency without Exchange Control formality.

(3) The permission given in this letter, under the Exchange Control Act, 1972 relates solely to those necessary to allow the company to be incorporated. In particular your clients attention should be drawn to the fact that they must satisfy whatever requirements are necessary under The Insurance Act, 1978, in relation to the conduct of their business. The permission given in this letter should not be taken as prejudicing in any way the outcome of any applications made under The Insurance Act.

Yours faithfully,

Colleen Simmons

Colleen Simmons (Mrs.)
Incorporations Officer
for the Controller of
Foreign Exchange.